UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COLUMBIA BANKING SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary material

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! COLUMBIA BANKING SYSTEM, INC. 2024 Annual Meeting Vote by May 7, 2024 11:59 PM ET. For shares held in an employee benefit plan, vote by May 6, 2024 11:59 PM ET. COLUMBIA BANKING SYSTEM, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 You invested in COLUMBIA BANKING SYSTEM, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 8, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Cort L. O'Haver	For
1b.	Craig D. Eerkes	For
1c.	Mark A. Finkelstein	For
1d.	Eric S. Forrest	For
1e.	Peggy Y. Fowler	For
1f.	Randal L. Lund	For
1g.	Luis F. Machuca	For
1h.	S. Mae Fujita Numata	For
1i.	Maria M. Pope	For
1j.	John F. Schultz	For
1k.	Elizabeth W. Seaton	For
1l.	Clint E. Stein	For
1m.	Hilliard C. Terry, III	For
1n.	Anddria Varnado	For
2.	To approve, on an advisory basis, the compensation of Columbia Banking System, Inc.'s named executive officers.	For
3.	To approve the Columbia Banking System, Inc. 2024 Equity Incentive Plan.	For
4.	To approve an amendment to the Amended and Restated Employee Stock Purchase Plan.	For
5.	To ratify the appointment of Deloitte & Touche LLP as Columbia Banking System, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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